Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#
7.000% NON-CUMULATIVE PERPETUAL PREFERRED
STOCK SERIES E
PAR VALUE $.01
Certificate Number
ZQ00000000
BANC OF CALIFORNIA
BANC OF CALIFORNIA, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
7.000% NON-CUMULATIVE PERPETUAL PREFERRED
STOCK SERIES E
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND
COLLEGE STATION, TX
Shares
** 000000 ******************
*** 000000 *****************
**** 000000 ****************
***** 000000 ***************
****** 000000 **************
THIS CERTIFIES THAT
MR. SAMPLE & MRS. SAMPLE &
MR. SAMPLE & MRS. SAMPLE
CUSIP 05990K 86 6
SEE REVERSE FOR CERTAIN DEFINITIONS
is the owner of
***ZERO HUNDRED THOUSAND
ZERO HUNDRED AND ZERO***
FULLY-PAID AND NON-ASSESSABLE SHARES OF 7.000% NON-CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES E, $0.01 PAR VALUE OF
Banc of California, Inc., a Maryland corporation (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Charter, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
President and Chief Executive Officer
Corporate Secretary
BANC OF CALIFORNIA, INC.
SEAL
2002
MARYLAND
SECURITY INSTRUCTIONS ON REVERSE
DATED DD-MMM-YYYY
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,
By AUTHORIZED SIGNATURE
A123456
BANC OF CALIFORNIA
PO BOX 43004, Providence, RI 02940-3004
MR A SAMPLE
DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4
CUSIP XXXXXX XX X
Holder ID XXXXXXXXXX
Insurance Value 1,000,000.00
Number of Shares 123456
DTC 12345678 123456789012345
Certificate Numbers Num/No. Denom. Total
1234567890/1234567890 1 1 1
1234567890/1234567890 2 2 2
1234567890/1234567890 3 3 3
1234567890/1234567890 4 4 4
1234567890/1234567890 5 5 5
1234567890/1234567890 6 6 6
Total Transaction 7

BANC OF CALIFORNIA, INC.

THE COMPANY WILL FURNISH TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE COMPANY IS AUTHORIZED TO ISSUE, OF THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF PREFERRED OR SPECIAL CLASS IN SERIES WHICH THE COMPANY IS AUTHORIZED TO ISSUE, TO THE EXTENT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF A PREFERRED OR SPECIAL CLASS OF STOCK. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE COMPANY OR TO THE COMPANY TRANSFER AGENT.

THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -	Custodian
(Cust) (Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act
(State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT -	Custodian (until age )
(Cust)
under Uniform Transfers to Minors Act
(Minor) (State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said shares of the Preferred Stock on the books of the within-named Company with full power of substitution in the premises.

Dated:		20	Signature(s) Guaranteed: Medallion Guarantee Stamp
Signature:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:
	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.